Subsequent Events (Details) - Subsequent Events [Member] - ha	Sep. 15, 2022	Jul. 21, 2022
Subsequent Events (Details) [Line Items]
Agricultural partnership agreement description		On July 21, 2022, the Company entered into an agricultural partnership agreement with the São Domingos Farm for the commercial exploration of an arable area of approximately 6,070 hectares.
Term of the agreement years		12 years
Possession Hectares		3,035
Arable area	5,400
Total area of land	10,800
Suitable for second crop percentage	80.00%
Annual installment description	The acquisition value is R$285.6 million (302 soybean bags per arable hectare), which will be paid in two installments, a down payment and an annual installment.